SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant: ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
TESORO CORPORATION
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

The form of proxy set forth below was inadvertently omitted from the filing of the Proxy Statement of Tesoro Corporation submitted on April 3, 2008.

TESORO CORPORATION 300 CONCORD PLAZA DRIVE SAN ANTONIO, TX 78216-6999
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Tesoro Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Tesoro Corporation, c/o IVS Associates, Inc., P.O. Box 1588, Ponte Vedra Beach, FL 32004.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	TSROP1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TESORO CORPORATION			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2 AND 3. Vote on Directors			☐	☐	☐

ITEM 1.	Election of 9 directors (all nominated as directors to serve for the terms indicated in the Proxy Statement).

Nominees:
	01) Robert W. Goldman 02) Steven H. Grapstein 03) William J. Johnson 04) Rodney F. Chase 05) Donald H. Schmude	06) Bruce A. Smith 07) John F. Bookout III 08) Michael E. Wiley 09) J.W. (Jim) Nokes

Vote on Proposals		For	Against	Abstain

ITEM 2.
To approve amendments to the Tesoro Corporation’s 2006 Long-Term Incentive Plan to increase the number of shares authorized for issuance under the Plan from 3,000,000 to 6,000,000 shares of common stock, to increase the shares available for option grants from 2,250,000 to 5,250,000 shares and to increase the shares available for restricted stock and similar awards defined as Full Value Awards in the Plan from 750,000 to 2,750,000 shares.
		☐	☐	☐

ITEM 3.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2008.	☐	☐	☐

ITEM 4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

If there is no box marked with respect to items 2 or 3, then direction is given to vote FOR the items as to which no box has been marked.

Please mark, sign, date and return in the enclosed envelope.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF
TESORO CORPORATION
May 6, 2008
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
          Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
          The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.
ê   Please detach along perforated line and mail in the envelope provided.   ê

TESORO CORPORATION
ANNUAL MEETING OF STOCKHOLDERS, MAY 6, 2008
This proxy is solicited on behalf of the Board of Directors.
          The undersigned hereby appoints BRUCE A. SMITH and CHARLES S. PARRISH, and each of them, as proxies of the undersigned, each with full power to act without the other and with full power of substitution, to vote all the shares of Common Stock of Tesoro Corporation (the “Company”) held of record by the undersigned at the close of business on March 14, 2008 at the Annual Meeting of Stockholders to be held at the Grand Hyatt San Antonio, 1148 East Commerce Street, San Antonio, Texas 78205, on Tuesday, May 6, 2008, at 5:00 P.M. Central Time, and at any adjournment thereof, with all the powers the undersigned would have if personally present, upon the matters set forth in the Notice of such meeting and as indicated in the following sentence. Said Proxies are authorized to vote in accordance with the Proxy Statement FOR the election of the persons nominated pursuant thereto as directors (unless authority is withheld as provided), FOR the other proposals more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may properly come before the meeting.
(Continued and to be signed on the reverse side)

TESORO CORPORATION 300 CONCORD PLAZA DRIVE SAN ANTONIO, TX 78216-6999
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Tesoro Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Tesoro Corporation, c/o IVS Associates, Inc., P.O. Box 1588, Ponte Vedra Beach, FL 32004.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	TSROP3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TESORO CORPORATION			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2 AND 3. Vote on Directors			☐	☐	☐
ITEM 1.	Election of 9 directors (all nominated as directors to serve for the terms indicated in the Proxy Statement).

Nominees:
	01) Robert W. Goldman 02) Steven H. Grapstein 03) William J. Johnson 04) Rodney F. Chase 05) Donald H. Schmude	06) Bruce A. Smith 07) John F. Bookout III 08) Michael E. Wiley 09) J.W. (Jim) Nokes

Vote on Proposals		For	Against	Abstain

ITEM 2.
To approve amendments to the Tesoro Corporation’s 2006 Long-Term Incentive Plan to increase the number of shares authorized for issuance under the Plan from 3,000,000 to 6,000,000 shares of common stock, to increase the shares available for option grants from 2,250,000 to 5,250,000 shares and to increase the shares available for restricted stock and similar awards defined as Full Value Awards in the Plan from 750,000 to 2,750,000 shares.
		☐	☐	☐

ITEM 3.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2008.	☐	☐	☐

ITEM 4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

If there is no box marked with respect to items 2 or 3, then direction is given to vote FOR the items as to which no box has been marked.

Please mark, sign, date and return in the enclosed envelope.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF
TESORO CORPORATION THRIFT PLAN
and/or
TESORO CORPORATION RETAIL SAVINGS PLAN
May 6, 2008
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
          Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
          The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.
ê   Please detach along perforated line and mail in the envelope provided.   ê

TESORO CORPORATION
ANNUAL MEETING OF STOCKHOLDERS, MAY 6, 2008
This proxy is solicited on behalf of the Board of Directors.
          The undersigned participant in the TESORO CORPORATION THRIFT PLAN and/or TESORO CORPORATION RETAIL SAVINGS PLAN (the “Plan(s)”) hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held at the Grand Hyatt San Antonio, 1148 East Commerce Street, San Antonio, Texas 78205 and directs Fidelity Management Trust Company, Trustee, to vote (or cause to be voted) all shares of Common Stock of Tesoro Corporation (the “Company”) allocated to the undersigned’s account under the Plan(s) and held in the Trustee’s name at the close of business on March 14, 2008 at said meeting, and at any adjournment thereof. The Trustee is authorized to vote in accordance with the Proxy Statement FOR the election of the persons nominated pursuant thereto as directors (unless authority is withheld as provided), FOR the other proposals more fully set forth in the Proxy Statement, and in its discretion upon such other matters as may properly come before the meeting.
(Continued and to be signed on the reverse side)